UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2011
57th Street General Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-53977	27-1215274
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 West 40th Street, Suite 2100, New York, NY	10018
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 221-7105
590 Madison Avenue, 35th Floor, New York, New York 10022
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     As disclosed under the headings “The Transaction” and “The Business Combination Agreement” in the Third Amended and Restated Offer to Purchase dated April 18, 2011 (as amended and supplemented the “Offer to Purchase”) filed as Exhibit (a)(1)(O) to Amendment No. 5 to Schedule TO filed with the Securities and Exchange Commission (“SEC”) on April 18, 2011 as amended and supplemented on each of April 21, 2011, April 25, 2011, April 26, 2011, April 27, 2011 and May 5, 2011 (collectively, the “Schedule TO”), which disclosures are incorporated herein by reference, 57th Street General Acquisition Corp., a Delaware corporation (“57th Street,” “we” or “us”), entered into a Business Combination Agreement dated as of January 9, 2011 and amended on each of February 18, 2011, March 17, 2011 and April 7, 2011 (as amended, from time-to-time, the “Business Combination Agreement”), by and among 57th Street, 57th Street Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of 57th Street (“Merger Sub”), Crumbs Holdings, LLC, a Delaware limited liability company (“Crumbs”), the members of Crumbs immediately prior to the consummation of the Merger (the “Members”) and the representatives of the Members and Crumbs pursuant to which, subject to the terms and conditions contained therein, Merger Sub was merged with and into Crumbs with Crumbs surviving the merger as a non-wholly owned subsidiary of 57th Street (the “Merger”). The entity surviving the Merger kept the Crumbs Holdings, LLC name, however references herein to the Members of Crumbs refer only to the members of Crumbs Holdings, LLC immediately prior to the consummation of the Merger, and therefore exclude the members of Merger Sub. Capitalized terms used herein but not defined have the meanings ascribed to them in the Offer to Purchase.
     As required by the Business Combination Agreement the parties entered into various transaction related agreements on May 5, 2011 (collectively, the “Related Agreements”) including the following:
(i)	Third Amended and Restated LLC Agreement of Crumbs governing the rights of the members of Crumbs and the management of Crumbs post-Merger (included in this Form 8-K as Exhibit 10.1);

(ii)	the Member Lock-up Agreements whereby the Members agree not to transfer or dispose of their Equity Consideration pursuant to the terms therein (included in this Form 8-K as Exhibits 10-2 — 10.4);

(iii)	the lock up agreements whereby the holders of Insider Warrant Exchange Shares issued pursuant to the Insider Warrant Exchange Agreement agree not to transfer or dispose of their Insider Warrant Exchange Shares pursuant to the terms therein (included in this Form 8-K as Exhibits 10.5 — 10.10);

(iv)	the lock up agreements whereby the holders of Expense Shares agree not to transfer or dispose of their Expense Shares pursuant to the terms therein (included in this Form 8-K as Exhibits 10.11 — 10.19);

(v)	Exchange and Support Agreement which sets forth the conditions and procedures with respect to the Members’ right to exchange their New Crumbs Class B Exchangeable Units for shares of 57th Street’s common stock, par value $0.0001 per share (“Common Stock”) (included in this Form 8-K as Exhibit 10.20);

(vi)	Employment Agreement between 57th Street, Crumbs Holdings LLC and each of Jason Bauer, Mia Bauer and John D. Ireland (included in this Form 8-K as Exhibits 10.21 — 10.23);

(vii)	Registration Rights Agreement setting forth the registration rights of (a) the Members with respect to the shares of Common Stock underlying the New Crumbs Class B Exchangeable Units, (b) 57th Street GAC Holdings LLC (“57th Street Holdings”) and the underwriters of the IPO as to the Exchange Shares, and (c) certain professionals and others as to the Expense Shares issued to such professionals (included in this Form 8-K as Exhibit 10.24);

(viii)	Tax Receivable Agreement whereby the Members will be entitled to payments of realized tax benefits over time as tax benefits are realized in the future (included in this Form 8-K as Exhibit 10.25); and

(ix)	Insider Warrant Exchange Agreements with 57th Street Holdings and the underwriters of 57th Street’s IPO for the exchange of 3.7 million Insider Warrants for 370,000 shares of Common Stock (included in this Form 8-K as Exhibit 10.26);
          The description of each of such Related Agreements contained in the Offer to Purchase and supplemented by the Schedule TO, in the section entitled “Related Agreements” is incorporated herein by reference. The summary of each of such Related Agreements is qualified in its entirety by reference to the Related Agreements attached as Exhibits 10.1 through 10.27 and incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets
          On May 5, 2011, 57th Street consummated the transactions contemplated by the Business Combination Agreement including the Merger of Crumbs with and into Merger Sub as contemplated by the Business Combination Agreement, with Crumbs remaining as the surviving entity and non-wholly owned subsidiary of 57th Street. The summary of the Business Combination Agreement contained in the section of the Offer to Purchase entitled “The Business Combination Agreement” is incorporated herein by this reference.
          The description of the terms of the Business Combination Agreement is qualified in its entirety by reference to the complete text of the Business Combination Agreement (Exhibits 2.1, 2.2, 2.3 and 2.4 to this Form 8-K) and incorporated herein by reference.
          As described in Item 5.01 below, which discussion is incorporated herein by reference, inasmuch as an aggregate of 1,594,584 shares of Common Stock were acquired pursuant to 57th Street’s Offer to Purchase Common Stock, the aggregate amount of Cash Consideration paid pursuant to the Business Combination Agreement was reduced from $27,000,000 to $22,086,060 and in lieu of such Cash Consideration, an additional 491,394 New Crumbs Class B Exchangeable Units and 49,139.4 Series A Voting Preferred were issued to EHL Holdings LLC, one of the Members, for an aggregate issuance to the Members of 4,541,394 New Crumbs Class B Exchangeable Units and 454,139.4 Series A Voting Preferred Stock.
     On May 5, 2011, the parties to the Business Combination Agreement entered into an agreement waiving certain provisions of the Business Combination Agreement deemed by management not to be material to the consummation of the Merger, including but not limited to satisfaction of the condition requiring $14.0 million in full to be available for distribution form the Trust Account to be paid to Crumbs (as surviving company of the Merger) in respect of a capital contribution, the sum of $13,724,513.92 (not including refunds receivable after Closing) having been available after giving effect to the retention of $53,156.01 by 57th Street for future public company expenses and the payment of $148,752.72 for 57th Street’s franchise taxes; the satisfaction of the condition relating to restructuring of certain Crumbs’ leases; the satisfaction of obtaining certain consents with respect to certain of Crumbs’ leases, although Crumbs has undertaken to use commercially reasonable efforts to obtain the same during the period of 30 days after Closing; and the accuracy of certain representations and warranties contained therein.
          Prior to the Merger, 57th Street was a blank check company with no operations, formed as a vehicle for an acquisition of an operating business. The following information, which is required by Item 2.01(f) of Form 8-K, reflects the post-merger company on a consolidated basis (the “Company”).
Business
          The business of the Company is described in the Offer to Purchase in the sections entitled “Business of 57th Street,” “Business of Crumbs,” and “Where you Can Find More Information”, each of which is incorporated herein by reference.
Risk Factors
          The risks associated with the Company’s business are described in the Offer to Purchase in the sections entitled “Risk Factors—Risks Related to 57th Street,” “—Risks Related to Crumbs’ Business and Industry,” and “—Risks Related to the Transaction” each of which is incorporated herein by reference.

Financial Information
          The “Selected Historical Financial Data—57th Street General Acquisition Corp.” “—Crumbs Holdings LLC,” “Selected Unaudited Condensed Consolidated Pro Forma Financial Information,” “Management’s Discussion And Analysis of Financial Condition and Results of Operations of 57th Street” and “Management’s Discussion And Analysis of Financial Condition and Results of Operations of Crumbs” in the Offer to Purchase are incorporated herein by reference.
Properties
          The description of the properties of the Company are described in the Offer to Purchase in the section entitled “Business of Crumbs—Property” and incorporated herein by reference.
Security Ownership of Certain Beneficial Owners and Management
          The following table sets forth information known to us regarding the beneficial ownership of the Common Stock as of May 5, 2011 and the Series A Voting Preferred Stock as of May 5, 2011, by: (i) each person known by us to be the beneficial owner of more than 5% of the outstanding Common Stock and Series A Voting Preferred Stock; (ii) each executive officer and director, and (iii) all executive officers and directors as a group. Each stockholder’s beneficial ownership of Common Stock has been calculated, assuming 14,862,185 shares of Common Stock are issued and outstanding (including 4,494,491 shares of Common Stock outstanding after giving effect to each of (a) 1,594,584 shares of Common Stock purchased pursuant to the Offer, (b) 150,000 shares of Common Stock forfeited by 57th Street GAC Holdings LLC and (c) the issuance of: (i) 176,519 shares of Common Stock issued as “Expense Shares”; (ii) 5,456,300 shares of Common Stock issuable upon exercise of outstanding Warrants; (iii) 370,000 share of Common Stock pursuant to the Insider Warrant Exchange Agreement; and (iv) 4,541,394 shares of Common Stock in exchange of 4,541,394 New Crumbs Class B Exchangeable Units). Each stockholder’s beneficial ownership of Series A Voting Preferred Stock assumes that none of the 4,541,394 New Crumbs Class B Exchangeable Units have been exchanged for shares of Common Stock, and therefore 454,139.4 shares of Series A Voting Preferred Stock are issued and outstanding. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all securities that they beneficially own (within the meaning of Rule 13d-3 of the Exchange Act).

				Amount and
				nature of		Approximate
	Amount and nature		Approximate	beneficial		percentage of
	of beneficial		percentage of	ownership of		outstanding
	ownership of		outstanding	Series A Voting		Series A Voting
	Common Stock		Common Stock	Preferred Stock		Preferred Stock
Name and address of beneficial owners

57th Street GAC Holdings LLC (1)(2)(7)	806,256		5.42%
Mark D. Klein (1)(2)(3)(7)	216,756		1.46%
Paul D. Lapping (1)(2)(4)(7)	806,256		5.42%
Frederick G. Kraegel (1)(2)(5)(7)	8,063		*
Leonard A. Potter (1)(2)(6)(7)	106,253		*
EHL Holdings LLC (8)(11)	2,542,643	(9) (11)	17.11%	254,264.3	(12)	55.99%
Edwin Lewis (8)	2,542,643	(9) (11)	17.11%	254,264.3	(12)	55.99%
Jason Bauer (8)	—	(9)	—	—		—
Mia Bauer (8)	—	(9)	—	—		—
Victor Bauer (8)	—	(9)	—	—		—
Bauer Holdings, Inc. (8)	1,901,249	(9)	12.79%	190,124.9		41.86%
John D. Ireland (8)	97,502	(9)	*	9,750.2		2.15%
Julian R. Geiger (8)	—		—
Jeffrey D. Roseman (8)	2,500		*
All directors and executive officers as a group (9 persons) (10)	4,874,966	(9)(11)	32.80%	454,139.4	(12)	100%

*	Less than 1 percent.

(1)	Unless otherwise indicated, the business address of each of the stockholders is 590 Madison Avenue, 35th Floor, New York, NY 10022.

(2)	The sole managing member of 57th Street GAC Holdings LLC (“57th Street Holdings”), our founding stockholder, is Paul D. Lapping, formerly our Chief Financial Officer, Treasurer, Secretary and Director, who has sole voting and dispositive power over 57th Street Holdings and, as a result, Mr. Lapping may be considered the beneficial owner of any shares owned by 57th Street Holdings. The members of 57th Street Holdings are Mark D. Klein, a Director, and formerly our Chairman, Chief Executive Officer and President, Jakal Investments LLC, an entity controlled by Mr. Lapping, Frederick G. Kraegel, a Director, Leonard A. Potter, a Director, Andrew A. Fink, formerly a Director, and Michael Gross and 57th Street Partners LLC, whose sole managing members are Michael J. Levitt and Jonathan I. Berger. Each of Messrs. Gross, Levitt and Berger are members of our Advisory Board.

(3)	This amount includes Common Stock beneficially owned by Mr. Klein through his ownership interest in 57th Street Holdings. Mr. Klein disclaims beneficial ownership of any shares in which he does not have a pecuniary interest.

(4)	Mr. Lapping, formerly our Chief Financial Officer, Treasurer, Secretary and Director, is sole managing member of Jakal Investments, LLC, a family trust of Mr. Lapping. Mr. Lapping is the sole managing member of 57th Street Holdings and has sole voting and dispositive power over 57th Street Holdings and as a result he may be deemed to be the beneficial owner of any shares owned by 57th Street Holdings. Jakal Investments LLC, through its ownership interest in 57th Street Holdings may be deemed the beneficial owner of 60,861 shares of Common Stock. Mr. Lapping disclaims beneficial ownership of any shares in which he does not have a pecuniary interest.

(5)	This amount includes Common Stock beneficially owned by Mr. Kraegel through his ownership interest in 57th Street Holdings. Mr. Kraegel disclaims beneficial ownership of any shares in which he does not have a pecuniary interest.

(6)	This amount includes Common Stock beneficially owned by Mr. Potter through his ownership interest in 57th Street Holdings. Mr. Potter disclaims beneficial ownership of any shares in which he does not have a pecuniary interest.

(7)	Gives effect to the issuance of Exchange Shares pursuant to the Insider Warrant Exchange Agreement.

(8)	The address of EHL Holdings LLC is 220 S. Morris St. Box 8, Oxford, MD 21654. The address of Jason Bauer, Mia Bauer, Victor Bauer, Bauer Holdings, Inc. (formerly Crumbs, Inc.), Julian R. Geiger and Jeffrey D. Roseman is 110 West 40th St., Suite 2100, New York, NY 10018. The address of John D. Ireland is PO Box 388, 145 Main Street, Preston, MD 21655.

Each of Jason Bauer, Mia Bauer and Victor Bauer own one-third of the shares of common stock of Bauer Holdings, Inc. (formerly Crumbs, Inc.), respectively, and each serves as a director of Bauer Holdings, Inc. As a result, each may be deemed to be a beneficial owner of the securities owned by Bauer Holdings, Inc. The amount of securities listed for each of Jason Bauer, Mia Bauer and Victor Bauer do not include one-third of the Common Stock and Series A Voting Preferred Stock, as the case may be, held by Bauer Holdings, Inc. that may be deemed to be beneficially owned by each such individual.

Edwin Lewis is the sole member of EHL Holdings LLC and has sole voting and dispositive power over EHL Holdings LLC and as a result, may be deemed to be the beneficial owner of the securities owned by EHL Holdings LLC.

(9)	Assumes the Members exchange their 4,050,000 New Crumbs Class B Exchangeable Units into 4,050,000 shares of Common Stock immediately upon consummation of the Transaction. In connection with such exchange and pursuant to the terms of the Business Combination Agreement and the Certificate of Designation, the 405,000 shares of 57th Street Series A Preferred Stock issued to the Members in connection with the consummation of the Merger will be automatically redeemed. Does not reflect: (i) up to 440,000 shares of 57th Street Series A Voting Preferred Stock issuable in connection with certain financial and stock price targets, none of which are exchangeable into Common Stock; provided, however, upon the exchange of New Crumbs Class B Exchangeable Units into Common Stock by any such Member, the shares of 57th Street Series A Voting Preferred Stock owned by such Member are cancelled at a ratio of 1:10 and (ii) up to 4,400,000 New Crumbs Class B Exchangeable Units which may be earned by the Members if certain financial and stock price targets are met (aggregate per target, first target: 1,466,667, second target: 1,466,667, third target 1,466,666). If such financial and stock price targets are not met (or partially met) at the end of the contingency consideration period, such unearned shares will not be issued.

(10)	Includes Common Stock and Series A Voting Preferred Stock, as the case may be, owned by EHL Holdings LLC and Crumbs Inc. Edwin Lewis may be deemed to be the beneficial owner of securities owned by EHL Holdings LLC and Jason Bauer and Mia Bauer may be deemed to be the beneficial owner of securities owned by Crumbs, Inc.

(11)	Includes 491,394 Liquidity Shares and assumes their exchange into Common Stock.

(12)	Includes 49,139.4 Liquidity Units and assumes their exchange into shares of Series A Preferred Stock, and further assumes that there has been no exchange of New Crumbs Class B Exchangeable Units into shares of our Common Stock.

Directors and Executive Officers
          The executive officers and directors of the Company immediately after the consummation of the Merger are as follows:

Name	Age	Position With 57th Street
Jason Bauer	41	Chief Executive Officer and Director
John D. Ireland	48	Chief Financial Officer
Mia Bauer	42	Chief Creative Officer
Mark D. Klein	49	Director
Frederick G. Kraegel	63	Director
Leonard A. Potter	49	Director
Edwin Lewis	60	Director
Julian R. Geiger	65	Director
Jeffrey D. Roseman	50	Director
          Messrs. Klein, Kraegel and Potter have served as directors of the Company since the inception of 57th Street. Each of the other directors and executive officers have served in their positions since May 5, 2011. The information concerning arrangements or understandings pursuant to which the directors have been appointed is set forth in the section of the Offer to Purchase entitled “Management of 57th Street Following the Transaction” and is incorporated herein by reference.
          The biographical information of Jason and Mia Bauer, Mr. Lewis, Mr. Ireland, Mr. Morrow and Harley Bauer in the section of the Offer to Purchase entitled “Management of Crumbs” is incorporated herein by reference. Biographical information of Mr. Klein, Mr. Kraegel and Mr. Potter in the section of the Offer to Purchase entitled “Management of 57th Street” is incorporated herein by reference. Biographical information with respect to Messrs. Geiger and Roseman is set forth below.
          Julian R. Geiger has served as Chairman of the Board of Directors of Aeropostale since August 1998 and served as Chief Executive Officer of Aeropostale from August 1998 to February 2010. In addition to serving as Chairman of the Board of Aeropostale, Mr. Geiger currently serves as a part-time advisor to that company. From 1996 to 1998, Mr. Geiger served as President and Chief Executive Officer of Federated Specialty Stores, Inc., which included Aeropostale. Before joining Federated Specialty Stores, Inc., Mr. Geiger served as President of the Eagle Eye Kids wholesale and retail division of Asian American Partners from 1993 to 1996. Prior to that time, Mr. Geiger held a wide range of merchandising positions from 1975 to 1993 at R.H. Macy & Co., Inc., including President of Merchandising for Macy’s East and was responsible for the Young Men’s, Juniors, Misses Coats and Misses Swimwear departments. Mr. Geiger received his BA in History from Columbia College and his MBA from the Columbia Graduate School of Business Administration.
          Jeffrey D. Roseman is a founding partner of Newmark Knight Frank Retail, LLC, and has served as that company’s Executive Vice President since 2000. Prior to joining Newmark Knight Frank Retail, Mr. Roseman was employed by New Spectrum Realty Services for approximately ten years, last serving as that company’s Senior Vice President. Mr. Roseman has completed transactions totaling more than $2 billion and encompassing more than 10 million square feet of retail space. Mr. Roseman has assisted numerous retailers on their entry and expansion strategies, both nationally and internationally, including such companies as Urban Outfitters, Equinox, The Palm Restaurant, Pret A Manger and Chipotle Mexican Grill. Mr. Roseman served on the Board of Directors of CBGB Holdings from August 2009 to December 2010 and has served on the Hillyer College Board of Directors, the University of Hartford since March 2008.
Significant Employees
          The significant employees of the Company immediately after the consummation of the Merger are as follows

Name	Age	Position With 57th Street
Gary Morrow	50	Vice President of Store Operations
Harley Bauer	33	Chief Development Officer

          The information as to Gary Morrow and Harley Bauer, the Vice President of Store Operations of Crumbs and the Chief Development Officer of Crumbs, respectively, set forth in the section of the Offer to Purchase entitled “Management of Crumbs—Board of Manager and Officers” is incorporated herein by reference.
Executive Compensation
          The information in the sections of the Offer to Purchase entitled “Management of Crumbs—Officer and Board of Manager’s Compensation,” “Management of 57th Street Following the Transaction—Director Compensation,” “—Executive Compensation,” “—Employment Agreements” and “ The Business Combination Agreement — Incentive Plan” is incorporated herein by reference.
Certain Relationships and Related Transactions, and Director Independence
          The information in the section of the Offer to Purchase entitled “Certain Relationships and Related Transactions” is incorporated herein by reference.
          Effective as of May 5, 2011, Crumbs, Inc., (now Bauer Holdings Inc.) a New York corporation and a member of Crumbs Holdings LLC, assigned the following leases, which it had previously assumed: (i) to Crumbs Larchmont, LLC, the Standard Retail/Multi-Tenant Lease — Net, dated January 17, 2008, by and between Larchmont Properties, Ltd. and Crumbs Larchmont, Inc., and Lease Addendum, dated January 4, 2008, by and between Larchmont Properties, Ltd. and Crumbs, Inc., d/b/a Crumbs Beverly Hills for the Larchmont location; (ii) to Crumbs 42nd Street II, LLC, the Retail Lease Agreement, dated October 6, 2005, by and between 1114 TrizecHahn-Swig, L.L.C. and Crumbs 42nd Street, Inc. for the 42nd Street location; and (iii) to Crumbs Wall Street II, LLC the Agreement of Lease, dated June 22, 2007, by and between RBNB 67 Wall Street Owner LLC and Crumbs Wall Street Inc. for the Wall Street location. Crumbs, Inc. (now Bauer Holdings Inc.) is owned by Jason Bauer, our Chief Executive Officer and Director, a member of Crumbs, a member of Crumbs’ board of managers and its Chief Executive Officer, Mia Bauer, a member of Crumbs and its Chief Creative Officer and Victor Bauer, a member of Crumbs. Crumbs, Inc. and its owners have not received any consideration for assuming the lease obligations above.
          Crumbs Holdings LLC, our subsidiary, personally guaranteed the following leases (and corresponding financial obligations): (i) Agreement of Lease, dated June 26, 2008, by and between MacArthur Properties, LLC and Crumbs East Bake Shop II, LLC, effective as of April 21, 2011 and (ii) Agreement of Lease, dated May 19, 2009, by and between SLG Graybar Sublease LLC and Crumbs Grand Central LLC d/b/a Crumbs Bake Shop, effective as of May 5, 2011.
          Effective as of May 5, 2011, Jason Bauer, our Chief Executive Officer and Director, a member of Crumbs, a member of Crumbs’ board of managers and its Chief Executive Officer, and Crumbs Holdings LLC, our subsidiary, personally guaranteed the Retail Lease Agreement, dated October 6, 2005, by and between 1114 TrizecHahn-Swig, L.L.C. and Crumbs 42nd Street, Inc. for the 42nd Street location (and corresponding financial obligations).
          As of May 5, 2011, a Member of Crumbs was released from the personal guarantee of a base loan issued to Crumbs by a financial institution in connection with a certain letter of credit in the form of a $575,000 revolving line of credit. Pursuant to replacement loan agreements entered into at such time, the Company secured such loan with a $575,000 certificate of deposit in lieu of such Member’s guarantee. The former guarantee by the Member was previously disclosed in the section of the Offer to Purchase entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Crumbs—Contractual Obligations”.
          Although the post-Merger board of the Company has not met and formally made a determination of independence, the Company expects that Messrs. Kraegel, Potter, Geiger and Roseman will each qualify as independent directors pursuant to the definition of independence adopted by the Nasdaq Capital Market.

Legal Proceedings
          The information in the sections of the Offer to Purchase entitled “Business of 57th Street—Legal Proceedings” and “Business of Crumbs—Legal Proceedings” are incorporated herein by reference.
Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters
          The information in the section of the Offer to Purchase entitled “Price Range of Securities and Dividends” is incorporated herein by reference.
          As of the date of this Form 8-K, there were twelve holders of record of Common Stock, three holders of record of Series A Preferred Stock, seven holders of record of our Warrants and one holder of record of our units.
Recent Sales of Unregistered Securities
          Effective May 5, 2011, 57th Street issued 176,519 shares of Common Stock (the “Expense Shares”) to an aggregate of nine service providers and advisors, each of which represented that it was an accredited investor as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), has such knowledge and experience in financial and business matters so that it is capable of evaluating the merits and risks of its investment in 57th Street and is acquiring the Expense Shares for its own account for investment and not with a view to the distribution or resale thereof or any interest therein.. The Expense Shares were issued in lieu of approximately $1.77 million in cash expenses incurred in connection with 57th Street’s tender offer, the Merger or 57th Street’s initial public offering. Such Expense Shares are subject to restrictions on transfer and disposition. 57th Street relied upon an exemption from registration under Section 4(2) of the Securities Act as to such issuances.
          In addition, effective May 5, 2011, 57th Street issued to the Members of Crumbs as the Equity Consideration portion of the Closing Merger Consideration, an aggregate of (a) 4,541,394 New Crumbs Class B Exchangeable Units and (b) 454,139.4 shares of Series A voting preferred stock, par value $0.0001 per share, as described in the sections of the Offer to Purchase entitled “The Business Combination Agreement—Merger Consideration to be Delivered” and “Description of Securities,” which disclosure is incorporated herein by reference. Such securities were issued in a transaction exempt from the registration requirements under Section 4(2) and/or Regulation D of the Securities Act inasmuch as they were issued to less than ten sophisticated persons who represented to 57th Street that they are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act and acquiring the securities for investment, for their own account, and not for resale or with a view to distribution thereof in violation of the Securities Act, and the rules and regulations promulgated thereunder.
Description of Registrant’s Securities to be Registered
          The information in the sections of the Offer to Purchase entitled “Description of Securities” and “Material Differences in the Rights of 57th Street Stockholders Following the Transaction” is incorporated herein by reference.
Indemnification of Directors and Officers
          57th Street’s amended and restated certificate of incorporation provides that all of its directors, officers, employees and agents will be entitled to be indemnified by us to the fullest extent permitted by Section 145 of the Delaware General Corporation Law.
          Section 145 of the Delaware General Corporation Law concerning indemnification of officers, directors, employees and agents is set forth below.
          Section 145. Indemnification of officers, directors, employees and agents; insurance.
          (a) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust account or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.
          (b) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust account or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
          (c) To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.
          (d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.
          (e) Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.
          (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.
          (g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust account or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.
          (h) For purposes of this section, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.
          (i) For purposes of this section, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.
          (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
          (k) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation’s obligation to advance expenses (including attorneys’ fees).
          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers, and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to the court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
          Paragraph B of Article Eighth of our amended and restated certificate of incorporation provides:
          The Corporation, to the full extent permitted by Section 145 of the DGCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.
          Our bylaws provide for the indemnification of our directors, officers or other persons in accordance with our amended and restated certificate of incorporation.

          Pursuant to the Underwriting Agreement filed as Exhibit 1.1 to 57th Street’s Registration Statement on Form S-1 (333-163134), we have agreed to indemnify the underwriters, and the underwriters have agreed to indemnify us, against certain civil liabilities that may be incurred in connection with this offering, including certain liabilities under the Securities Act.
Financial Statements and Supplementary Data
          The information set forth in Item 9.01 hereof is incorporated herein by reference.
Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.
          None.
Financial Statements and Exhibits
          The following financial statements are incorporated herein by reference to such statements contained in the Offer to Purchase:
CRUMBS HOLDINGS LLC AND SUBSIDIARIES
Report of Independent Registered Public Accounting Firm
Financial Statements
                    Consolidated Balance Sheets
                    Consolidated Statements of Operations
                    Consolidated Statements of Changes in Members’ Equity
                    Consolidated Statements of Cash Flows
Notes to Consolidated Financial Statements
The following pro forma consolidated financial statements are incorporated herein by reference to such statements contained in the Offer Purchase in the section entitled “Unaudited Pro Forma Consolidated Financial Statements”:
57th Street General Acquisition Corp. and Subsidiary Unaudited Pro Forma Consolidated Statement of Income For the Fiscal Year Ended December 31, 2010
57th Street General Acquisition Corp. and Subsidiary Unaudited Pro Forma Consolidated Balance Sheet As of December 31, 2010
          Reference is made to the Exhibit Index to this Form 8-K for a list of exhibits included in or incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
          The information set forth in Item 2.01 hereof in the section entitled “Recent Sales of Unregistered Securities” is incorporated herein by reference.
Item 3.03. Material Modification to Rights of Security Holders.
          The information in the section of the Offer to Purchase entitled “Material Differences in the Rights of 57th Street Stockholders Following the Transaction” is incorporated herein by reference.
Item 5.01. Changes in Control of Registrant.
          As previously announced, 57th Street completed its tender offer to purchase up to 1,803,607 shares of its issued and outstanding Common Stock for $9.98 per share, net to the seller in cash without interest (the “Purchase Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase, as supplemented by the

Schedule TO, and the Third Amended and Restated Letter of Transmittal (which together, as each may be amended or supplemented from time to time, constitute the “Offer”). The Offer expired at 5:00 p.m. Eastern time, on May 4, 2011. A total of 1,594,584 shares of Common Stock were validly tendered and not withdrawn. The Company accepted for purchase and paid for all Common Stock that validly tendered.
          The Common Stock purchased in the Offer, together with the 4,541,394 New Crumbs Class B Exchangeable Units (exchangeable for 4,541,394 shares of Common Stock) and 454,139.4 shares of 57th Street Series A Voting Preferred Stock, entitling the holders of such Series A Voting Preferred Stock the right to vote 10 votes per share in all matters for which the holders of Common Stock are entitled to vote, issued upon consummation of the Business Combination Agreement resulted in the Crumbs Members owning at least 50.26% of the issued and outstanding voting equity of 57th Street. The Common Stock acquired pursuant to the Offer will be held as treasury shares unless subsequently retired.
          Based on the Purchase Price of $9.98 per share of Common Stock and the 1,595,584 shares of Common Stock validly tendered and accepted for purchase, the aggregate amount paid to acquire such Common Stock was approximately $15,913,948. 57th Street funded the acquisition of the Common Stock with funds released from its Trust Account established upon consummation of its initial public offering as described in the Offer to Purchase.
          The Offer was made pursuant to the Business Combination Agreement, a copy of which was filed as an exhibit to, and the material terms of which were described in, the sections of the Offer to Purchase entitled “The Transaction” and “The Business Combination Agreement” and is incorporated herein by reference.
          On May 5, 2011, the Company issued a press release announcing the results of the Offer upon its expiration, a copy of which was filed as Exhibit 99 (a)(5)(O) to the Schedule TO filed with the SEC on May 5, 2011 and incorporated herein by reference.
          The information set forth in Items 1.01 and 2.01 above is incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          The information set forth in Item 2.01 above and the section of the Offer to Purchase entitled “Management of 57th Street Following the Transaction” is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          On May 4, 2011, 57th Street filed with the Delaware Secretary of State a Certificate of Designation of the Series A Voting Preferred Stock, a copy of which is attached hereto as Exhibit 3.5 and incorporated herein by reference. In addition, the description of the Series A Voting Preferred Stock set forth in the section of the Offer to Purchase entitled “Description of Securities—Preferred Stock—Series A Voting Preferred Stock” is incorporated herein by reference.
Item 5.06. Change in Shell Company Status.
          The information set forth in Item 2.01 above is incorporated herein by reference.
Item 8.01. Other Events.
          On May 10, 2011, 57th Street issued a press release announcing that its common stock, warrants and units each began trading under new ticker symbols. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
          On May 11, 2011, 57th Street filed a Current Report on Form 8-K. 57th Street is filing this amendment to the May 11, 2011 Form 8-K to correct certain information contained therein.
Item 9.01. Financial Statements and Exhibits
          (a) Financial Statements of Businesses Acquired.

          The audited financial statements of Crumbs Holdings, LLC as of and for the fiscal years ended December 31, 2009 and December 31, 2010 contained in the Company’s Offer to Purchase are hereby incorporated herein by reference.
          (b) Pro Forma Financial Information.
          The unaudited pro forma financial information of 57th Street General Acquisition Corp. and Subsidiary as of and for the fiscal year ended December 31, 2010 contained in the section entitled “Unaudited Pro Forma Consolidated Financial Information” of the Offer to Purchase filed as Exhibit (a)(1)(O) to the Schedule TO-I/A filed with the SEC on April 18, 2011 is hereby incorporated herein by reference.
     (d) Exhibits.
          The following exhibits are filed herewith:

Exhibit
Number	Description
2.1	Business Combination Agreement, by and among 57th Street General Acquisition Corp., 57th Street Merger Sub LLC, Crumbs Holdings LLC, the members of Crumbs Holdings LLC, and the representatives of Crumbs Holdings LLC and its members dated as of January 9, 2011 (incorporated by reference from Exhibit 2.1 to the Form 8-K filed by the Registrant on January 10, 2011).

2.2	Amendment to Business Combination Agreement, by and among 57th Street General Acquisition Corp., 57th Street Merger Sub LLC, Crumbs Holdings LLC, the members of Crumbs Holdings LLC, and the representatives of Crumbs Holdings LLC and its members dated as of February 18, 2011 (incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant on February 22, 2011).

2.3	Amendment No. 2 to Business Combination Agreement, by and among 57th Street General Acquisition Corp., 57th Street Merger Sub LLC, Crumbs Holdings LLC, the members of Crumbs Holdings LLC, and the representatives of Crumbs Holdings LLC and its members dated as of March 17, 2011 (incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant on March 18, 2011).

2.4	Amendment No. 3 to Business Combination Agreement, by and among 57th Street General Acquisition Corp., 57th Street Merger Sub LLC, Crumbs Holdings LLC, the members of Crumbs Holdings LLC, and the representatives of Crumbs Holdings LLC and its members dated as of April 7, 2011 (incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant on April 7, 2011).

3.1	Certificate of Incorporation (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on January 10, 2011).

3.2	Second Amended and Restated Certificate of Incorporation (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 25, 2010).

3.3	Bylaws (incorporated by reference to the registrant’s Registration Statement on Form S-1, filed with the Commission on April 28, 2010).

3.4	Certificate of Formation of Crumbs Holdings LLC (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

3.5	Certificate of Designation of Series A Voting Preferred Stock (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

4.1	Specimen Unit Certificate (incorporated by reference to the registrant’s Registration Statement on Form S-1, filed with the Commission on April 28, 2010).

4.2	Specimen Common Stock Certificate (incorporated by reference to the registrant’s Registration Statement on Form S-1, filed with the Commission on April 28, 2010).

4.3	Specimen Warrant Certificate (incorporated by reference to the registrant’s Registration Statement on Form S-1, filed with the Commission on April 28, 2010).

4.4	Specimen Series A Voting Preferred Stock Certificate (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

Exhibit
Number	Description
10.1	Third Amended and Restated LLC Agreement of Crumbs Holdings, LLC, dated as of May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.2	Lock up Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and Crumbs, Inc., Jason Bauer, Mia Bauer and Victor Bauer, dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.3	Lock up Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and John D. Ireland, dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.4	Lock up Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and EHL Holdings LLC., dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.5	Lockup Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and Morgan Joseph TriArtisan LLC, dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.6	Lockup Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and Ladenburg Thalmann & Co. Inc., dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.7	Lockup Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and I-Bankers Securities Incorporated, dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.8	Lockup Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and Maxim Partners LLC, dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.9	Lockup Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and Rodman & Renshaw LLC, dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.10	Lockup Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and 57th Street GAC Holdings LLC, dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.11	Lock up Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and Akin Gump Strauss, Hauer & Feld, LLP, dated May 5, 2011(incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.12	Lock up Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and Ellenoff Grossman & Schole LLP, dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.13	Lockup Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and Morgan Joseph TriArtisan, LLC, dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.14	Lock up Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and Cynthia Lane, LLC, dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

Exhibit
Number	Description
10.15	Lock up Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and ICR, Inc., dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.16	Lock up Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and I-Bankers Securities Incorporated, dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.17	Lock up Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and Ladenburg Thalmann & Co. Inc., dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.18	Lock up Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and Maxim Partners LLC, dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.19	Lock up Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and Rodman & Renshaw LLC, dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.20	Exchange and Support Agreement By and Among 57th Street General Acquisition Corp., Crumbs Holdings LLC and the Exchanging Members named therein, dated as of May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.21	Employment Agreement between 57th Street General Acquisition Corp., Crumbs Holdings LLC and Jason Bauer dated as of May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.22	Employment Agreement between 57th Street General Acquisition Corp., Crumbs Holdings LLC and Mia Bauer dated as of May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.23	Employment Agreement between 57th Street General Acquisition Corp., Crumbs Holdings LLC and John D. Ireland dated as of May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.24	Registration Rights Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC, the Members of Crumbs Holdings LLC, 57th Street GAC Holdings LLC, Morgan Joseph TriArtisan LLC (formerly Morgan Joseph & Co., Inc.), Ladenburg Thalmann & Co. Inc., I-Bankers Securities Incorporated, Maxim Group LLC, Rodman & Renshaw, LLC, Akin Gump Strauss, Hauer & Feld, LLP, Ellenoff Grossman & Schole, LLP, Cynthia Lance, LLC and Integrated Corporate Relations Inc., dated as of May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.25	Tax Receivable Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and the Members of Crumbs Holdings LLC, dated as of May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.26	Insider Warrant Exchange Agreement by and among 57th Street General Acquisition Corp., 57th Street GAC Holdings LLC, Morgan Joseph TriArtisan LLC, Ladenburg Thalmann & Co. Inc., I-Bankers Securities Incorporated, Maxim Group LLC and Rodman & Renshaw, LLC, dated as of May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.27	57th Street General Acquisition Corp. Equity Incentive Plan (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

Exhibit
Number	Description
21	Subsidiaries of the Registrant (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

23.1	Consent of Rothstein Kass (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

23.2	Consent of Rothstein Kass (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

99.1	Press Release dated May 10, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 23, 2011	57TH STREET GENERAL ACQUISITION CORP.

	By: Name:	/s/ John D. Ireland John D. Ireland
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Business Combination Agreement, by and among 57th Street General Acquisition Corp., 57th Street Merger Sub LLC, Crumbs Holdings LLC, the members of Crumbs Holdings LLC, and the representatives of Crumbs Holdings LLC and its members dated as of January 9, 2011 (incorporated by reference from Exhibit 2.1 to the Form 8-K filed by the Registrant on January 10, 2011).

2.2	Amendment to Business Combination Agreement, by and among 57th Street General Acquisition Corp., 57th Street Merger Sub LLC, Crumbs Holdings LLC, the members of Crumbs Holdings LLC, and the representatives of Crumbs Holdings LLC and its members dated as of February 18, 2011 (incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant on February 22, 2011).

2.3	Amendment No. 2 to Business Combination Agreement, by and among 57th Street General Acquisition Corp., 57th Street Merger Sub LLC, Crumbs Holdings LLC, the members of Crumbs Holdings LLC, and the representatives of Crumbs Holdings LLC and its members dated as of March 17, 2011 (incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant on March 18, 2011).

2.4	Amendment No. 3 to Business Combination Agreement, by and among 57th Street General Acquisition Corp., 57th Street Merger Sub LLC, Crumbs Holdings LLC, the members of Crumbs Holdings LLC, and the representatives of Crumbs Holdings LLC and its members dated as of April 7, 2011 (incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant on April 7, 2011).

3.1	Certificate of Incorporation (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on January 10, 2011).

3.2	Second Amended and Restated Certificate of Incorporation (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 25, 2010).

3.3	Bylaws (incorporated by reference to the registrant’s Registration Statement on Form S-1, filed with the Commission on April 28, 2010).

3.4	Certificate of Formation of Crumbs Holdings LLC (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

3.5	Certificate of Designation of Series A Voting Preferred Stock (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

4.1	Specimen Unit Certificate (incorporated by reference to the registrant’s Registration Statement on Form S-1, filed with the Commission on April 28, 2010).

4.2	Specimen Common Stock Certificate (incorporated by reference to the registrant’s Registration Statement on Form S-1, filed with the Commission on April 28, 2010).

4.3	Specimen Warrant Certificate (incorporated by reference to the registrant’s Registration Statement on Form S-1, filed with the Commission on April 28, 2010).

4.4	Specimen Series A Voting Preferred Stock Certificate (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

Exhibit
Number	Description
10.1	Third Amended and Restated LLC Agreement of Crumbs Holdings, LLC, dated as of May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.2	Lock up Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and Crumbs, Inc., Jason Bauer, Mia Bauer and Victor Bauer, dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.3	Lock up Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and John D. Ireland, dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.4	Lock up Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and EHL Holdings LLC., dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.5	Lockup Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and Morgan Joseph TriArtisan LLC, dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.6	Lockup Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and Ladenburg Thalmann & Co. Inc., dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.7	Lockup Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and I-Bankers Securities Incorporated, dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.8	Lockup Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and Maxim Partners LLC, dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.9	Lockup Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and Rodman & Renshaw LLC, dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.10	Lockup Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and 57th Street GAC Holdings LLC, dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.11	Lock up Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and Akin Gump Strauss, Hauer & Feld, LLP, dated May 5, 2011(incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.12	Lock up Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and Ellenoff Grossman & Schole LLP, dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.13	Lockup Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and Morgan Joseph TriArtisan, LLC, dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.14	Lock up Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and Cynthia Lane, LLC, dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

Exhibit
Number	Description
10.15	Lock up Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and ICR, Inc., dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.16	Lock up Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and I-Bankers Securities Incorporated, dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.17	Lock up Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and Ladenburg Thalmann & Co. Inc., dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.18	Lock up Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and Maxim Partners LLC, dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.19	Lock up Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and Rodman & Renshaw LLC, dated May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.20	Exchange and Support Agreement By and Among 57th Street General Acquisition Corp., Crumbs Holdings LLC and the Exchanging Members named therein, dated as of May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.21	Employment Agreement between 57th Street General Acquisition Corp., Crumbs Holdings LLC and Jason Bauer dated as of May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.22	Employment Agreement between 57th Street General Acquisition Corp., Crumbs Holdings LLC and Mia Bauer dated as of May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.23	Employment Agreement between 57th Street General Acquisition Corp., Crumbs Holdings LLC and John D. Ireland dated as of May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.24	Registration Rights Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC, the Members of Crumbs Holdings LLC, 57th Street GAC Holdings LLC, Morgan Joseph TriArtisan LLC (formerly Morgan Joseph & Co., Inc.), Ladenburg Thalmann & Co. Inc., I-Bankers Securities Incorporated, Maxim Group LLC, Rodman & Renshaw, LLC, Akin Gump Strauss, Hauer & Feld, LLP, Ellenoff Grossman & Schole, LLP, Cynthia Lance, LLC and Integrated Corporate Relations Inc., dated as of May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.25	Tax Receivable Agreement by and among 57th Street General Acquisition Corp., Crumbs Holdings LLC and the Members of Crumbs Holdings LLC, dated as of May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.26	Insider Warrant Exchange Agreement by and among 57th Street General Acquisition Corp., 57th Street GAC Holdings LLC, Morgan Joseph TriArtisan LLC, Ladenburg Thalmann & Co. Inc., I-Bankers Securities Incorporated, Maxim Group LLC and Rodman & Renshaw, LLC, dated as of May 5, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

10.27	57th Street General Acquisition Corp. Equity Incentive Plan (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

Exhibit
Number	Description
21	Subsidiaries of the Registrant (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

23.1	Consent of Rothstein Kass (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

23.2	Consent of Rothstein Kass (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).

99.1	Press Release dated May 10, 2011 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the Commission on May 11, 2011).